Neil Dauby, Chairman & CEO neil.dauby@germanamerican.com Brad Rust, President & CFO brad.rust@germanamerican.com Scan for electronic presentation GABC 1st Quarter 2026 Piper Sandler Investor Roadshow May 7 & 8, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2025 as updated and supplemented by our other SEC reports filed from time to time. 2

Indiana, Kentucky & Ohio Community-focused Financial Services Organization Who We Are 3 $8.4 Billion Total Banking Assets $4.0 Billion Investment & Trust Assets Under Management ~1050 Team Members 93 Banking Offices in Indiana, Kentucky & Ohio

4 History of Financial Performance & Growth Fourteen Consecutive Years of Increased Dividends History of Improved Earnings Performance Double-Digit Return on Equity for 21+ Consecutive Fiscal Years

FINANCIAL TRENDS 5

Total Assets 6 $5,609 $6,156 $6,152 $6,296 $8,389 $8,382 1.57% 1.26% 1.42% 1.34% 1.57% 1.58% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 (dollars in millions, except per share amount) Return on Average Assets * * **Reflects certain adjustments. Refer to "Use of Non- GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure. ** *2022 was impacted by acquisition-related expenses and the Day 2 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18.623 mill ion ($14.097 mill ion or $0.48 per share on an after tax basis). **

Loan Portfolio Trends 7 $3,004 $3,785 $3,971 $4,125 $5,875 $5,849 81% 81% 81% 80% 76% 76% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans (dollars in millions) 56.62% 52.07% 56.26% 61.23% 64.51% 55.85% 40.74% 40.04% 39.71% 40.80% 43.18% 43.12% 31.35% 31.86% 31.49% 33.37% 37.33% 37.59% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Line of Credit Utilization Trend Ag - Line Utilization HELOC - Line Utilization Commercial - Line Utilization

Floating 34% Fixed 27% 1 YR Adjustable 11% 3 YR + Adjustable 28% Rate Type Segmentation Construction & Development Loans $ 459.0 million 8% Agricultural Loans $ 475.6 million 8% Commercial & Industrial Loans $ 788.8 million 13% Commerical Real Estate Owner Occupied $ 806.0 million 14% Commercial Real Estate Non- Owner Occupied $ 1,442.6 million 25% Multi-Family Residential Properties $ 518.2 million 9% Consumer Loans $ 76.5 million 1% Home Equity Loans $ 504.0 million 9% Residential Mortgage Loans $ 778.7 million 13% Loan Portfolio Composition & Diversification Total Loans $ 5,849.4 million Diversified Loan Portfolio as of March 31, 2026 8

0.26% 0.23% 0.15% 0.18% 0.35% 0.35% 0.34% 0.29% 0.37% 0.49% 0.56% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 GABC Peer Group* Non-Performing Assets to Total Assets 9 * Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data.

Total Deposits 10 $4,744 $5,350 $5,253 $5,329 $6,990 $6,981 93% 92% 85% 83% 82% 82% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 Non-Maturity Deposit Accounts as % of Total Deposits (dollars in millions) Cost of Deposits Per Year 2021 0.11% 2022 0.24% 2023 1.10% 2024 1.71% 2025 1.66% Cost of Deposits Per Quarter 3/31/25 1.70% 6/30/25 1.73% 9/30/25 1.67% 12/31/25 1.56% 3/31/26 1.45%

Non-Interest Bearing Demand $1,927 million 28% Interest Bearing Demand, Savings & Money Market $3,769 million 54% Time Deposits < $100,000 $459 million 6% Time Deposits > $100,000 $826 million 12% Commercial $2,428 million 35% Public Fund $1,306 million 19% Retail $3,247 million 46% 11 Total Deposit Composition as of March 31, 2026 Total Deposits $6,981 million 24% of Total Deposits are Uninsured and Uncollateralized as of 3/31/2026. Average Deposit Account Size equals $30,793.

16.38% 19.51% 21.69% 16.73% 19.79% 17.08% Return on Average Tangible Equity 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 Total Shareholders' Equity 12 * *Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure. $668 $558 $664 $715 $1,162 $1,175 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26 (dollars in millions) *

Regulatory Capital Levels 13 15.27% 14.35% 13.83% 12.08% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Total Capital (to Risk Weighted Assets) Tier 1 (Core) Capital (to Risk Weighted Assets) Common Tier 1 (CET 1) Capital Ratio (to Risk Weighted Assets) Tier 1 Capital (to Average Assets) 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/26

Net Interest Income 14 $160,830 $200,584 $190,433 $190,591 $294,132 $66,572 $78,851 3.31% 3.45% 3.58% 3.43% 4.02% 3.96% 4.26% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 03/31/25 03/31/26 Net Interest Margin (Tax-Equivalent) (dollars in thousands)

Net Gains on Sales of Loans $1.5 million 9% Service Charges on Deposit Accounts $3.8 million 22% Wealth Management $4.5 million 26% Interchange Fee Income $4.8 million 28% Other Operating Income $2.6 million 15% Total Non-Interest Income $17.2million $59,462 $59,133 $60,261 $54,691 $66,620 $14,840 $17,226 27% 23% 24% 22% 19% 18% 18% 12/31/21 12/31/22 12/31/23 12/31/24* 12/31/25* 03/31/25 03/31/26 Non-Interest Income as % of Total Revenue (dollars in thousands) Non-Interest Income 15 As of March 31, 2026 *Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Non-Interest Expense 16 $124,007 $154,191 $144,497 $139,777 $194,953 $46,850 $52,368 54.4% 56.6% 55.1% 54.9% 50.5% 54.1% 51.2% 12/31/21 12/31/22* 12/31/23 12/31/24** 12/31/25** 03/31/25** 03/31/26 Efficiency Ratio *2022 was impacted by acquisition-related expenses for the CUB transaction that closed on January 1, 2022 of $12,323. (dollars in thousands) **Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Net Income & Earnings Per Share 17 $84,137 $81,825 $85,888 $83,839 $129,684 $27,287 $33,152 $3.17 $2.78 $2.91 $2.83 $3.52 $0.79 $0.88 12/31/21 12/31/22* 12/31/23 12/31/24** 12/31/25** 03/31/25** 03/31/26 Earnings Per Share *2022 was impacted by acquisition-related expenses and the Day 2 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis). (dollars in thousands, except per share amounts) **Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Why Invest in GABC? 18 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 $2.91 $2.83 $3.52 2011* 2012* 2013* 2014* 2015* 2016* 2017 2018 2019 2020 2021 2022** 2023 2024 2025*** As of 12/31 for years shown *Earnings Per Share adjusted for 3- for-2 s tock split completed in 2017. GABC Earnings Per Share Growth **2022 was impacted by acquisition-related expenses and the Day 2 provision for credi t losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623,000 ($14,097,000 or $0.48 per share on an after tax basis). ***Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to a the comparable GAAP financial measure.

Why Invest in GABC? 19 $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 $1.00 $1.08 $1.16 2013* 2014* 2015* 2016* 2017 2018 2019 2020 2021 2022 2023 2024 2025 *Dividends per share adjusted for 3-for-2 stock split completed in 2017. Cash Dividend Growth As of 12/31 for years shown

Why Invest in GABC? Stock Price History – Last 20 Years 20

Why Invest in GABC? 21 Diversified Footprint of Rural, Suburban, and Urban Markets Providing a Strong Deposit Franchise Base Along with Significant Organic Growth Opportunities Existing Platform for Continuous Improvement and Operating Efficiency Infrastructure in Place for Perpetuating Ongoing EPS Growth Consistent Strong Dividend Yield and Dividend Pay-out Capacity Long Term Focus and Investment in Digital Optimization and Delivery Proven Executive Management Team Track Record of Consistent Top Quartile Financial Performance Experienced in Operating Plan Execution and M & A Transitions

USE OF NON-GAAP FINANCIAL MEASURES The accounting and reporting policies of German American Bancorp, Inc. (the “Company”) conform to U.S. generally accepted accounting principles (“GAAP”) and general practices within the banking industry. As a supplement to GAAP, the Company has provided certain, non-GAAP financial measures, which it believes are useful because they assist investors in assessing the Company’s operating performance. Specifically, the Company has presented its net income, earnings per share, provision for credit losses, non-interest expense, non-interest income, efficiency ratio, return on average assets, return on average tangible equity, and net interest margin on an as adjusted basis for the periods set forth below to reflect the exclusion of the following items: (1) the Current Expected Credit Losses (“CECL”) “Day 2” provision expense for acquired loans that have only insignificant credit deterioration (i.e., non-PCD loans) related to the Heartland merger; (2) non-recurring expenses related to the Heartland merger; (3) the net gain on the extinguishment of debt resulting from the redemption of certain subordinated notes on September 15, 2025 and December 30, 2025; (4) the operating results for German American Insurance, Inc. (“GAI”), whose assets were sold effective June 1, 2024; (5) the gain on the sale of GAI assets; and (6) the loss related to the securities portfolio restructuring transaction that occurred in the second quarter of 2024. Management believes excluding such items from these financial measures may be useful in assessing the Company’s underlying operational performance since the applicable transactions do not pertain to its core business operations and exclusion may facilitate better comparability between periods. In addition, management believes that by excluding such items the measures are useful to the Company, as well as analysts and investors, in assessing operating performance. Management also believes excluding these items may enhance comparability for peer comparison purposes. Management believes that it is standard practice in the banking industry to present the efficiency ratio and net interest margin on a fully tax- equivalent basis and that, by doing so, it may enhance comparability for peer comparison purposes. The tax-equivalent adjustment to net interest income (for purposes of the efficiency ratio) and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Although intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. 22

USE OF NON-GAAP FINANCIAL MEASURES 23 Non-GAAP Reconciliation – Return on Average Assets Year Ended Three Months Ended (Dollars in Thousands) 12/31/2024 12/31/2025 3/31/2025 3/31/2026 Net Income, as reported $ 83,811 $ 112,635 $ 10,517 $ 33,152 Adjustments: Plus: CECL Day 2 non-PCD provision - 12,150 12,150 - Plus: Non-recurring merger-related expenses 1,082 5,418 4,620 - Less: Net gain on debt extinguishment - 519 - - Less: Loss on securities restructuring (27,189) - - - Less: Income from GAI operations 767 - - - Less: Gain on sale of GAI assets 27,476 - - - Adjusted Net Income $ 83,839 $ 129,684 $ 27,287 $ 33,152 Average Assets $ 6,233,753 $ 8,237,194 $ 7,628,810 $ 8,380,732 Return on Average Assets, as reported 1.34% 1.37% 0.55% 1.58% Return on Average Assets, as adjusted 1.34% 1.57% 1.43% 1.58% Non-GAAP Reconciliation – Return on Tangible Equity Year Ended Three Months Ended (Dollars in Thousands) 12/31/2024 12/31/2025 3/31/2025 3/31/2026 Adjusted Net Income $ 83,839 $ 129,684 $ 27,287 $ 33,152 Average Equity, as reported $ 685,862 $ 1,050,990 $ 931,386 $ 1,184,292 Average Intangibles, as reported 184,664 395,603 338,573 407,940 Average Tangible Equity $ 501,198 $ 655,387 $ 592,813 $ 776,352 Return on Tangible Equity, as reported 16.72% 17.19% 7.10% 17.08% Return on Tangible Equity, as adjusted 16.73% 19.79% 18.41% 17.08%

USE OF NON-GAAP FINANCIAL MEASURES 24 Non-GAAP Reconciliation – Efficiency Ratio Year Ended Three Months Ended (Dollars in Thousands) 12/31/2024 12/31/2025 3/31/2025 3/31/2026 Non-Interest Expense $ 146,377 $ 201,949 $ 52,782 $ 52,368 Less: Non-recurring merger-related expenses 1,370 6,996 5,932 - Less: Expense from GAI operations 3,414 - - - Less: Expense from sale of GAI assets 1,816 - - - Adjusted Non-Interest Expense $ 139,777 $ 194,953 $ 46,850 $ 52,368 Less: Intangible Amortization 2,032 10,148 2,070 2,471 Adjusted Non-Interest Expense excluding Intangible Amortization $ 137,745 $ 184,805 $ 44,780 $ 49,897 Net Interest Income $ 190,591 $ 294,132 $ 66,572 $ 78,851 Add: FTE Adjustment 5,494 5,437 1,319 1,350 Net Interest Income (FTE) $ 196,085 $ 299,569 $ 67,891 $ 80,201 Non-Interest Income $ 62,660 $ 67,312 $ 14,840 $ 17,226 Less: Gain (Losses) on securities 105 - - - Less: Loss on securities restructuring (34,893) - - - Less: Net gain on debt extinguishment - 692 - - Less: Revenue from GAI operations 4,434 - - - Less: Gain on sale of GAI assets 38,323 - - - Adjusted Non-Interest Income $ 54,691 $ 66,620 $ 14,840 $ 17,226 Adjusted Total Revenue $ 250,776 $ 366,189 $ 82,731 $ 97,427 Efficiency Ratio 49.2% 52.3% 61.3% 51.2% Adjusted Efficiency Ratio 54.9% 50.5% 54.1% 51.2%

USE OF NON-GAAP FINANCIAL MEASURES 25 Non-GAAP Reconciliation – Net Interest Margin Year Ended Three Months Ended (Dollars in Thousands) 12/31/2024 12/31/2025 3/31/2025 3/31/2026 Net Interest Income (FTE) from above $ 196,085 $ 299,569 $ 67,891 $ 80,201 Less: Accretion of Discount on Acquired Loans 1,507 15,556 4,192 3,456 Adjusted Net Interest Income (FTE) $ 194,578 $ 284,013 $ 63,699 $ 76,745 Average Earning Assets $ 5,722,010 $ 7,453,650 $ 6,922,503 $ 7,596,813 Net Interest Margin (FTE) 3.43% 4.02% 3.96% 4.26% Adjusted Net Interest Margin (FTE) 3.40% 3.81% 3.72% 4.08% Non-GAAP Reconciliation – Net Income and Earnings Per Share Year Ended Three Months Ended (Dollars in Thousands, except per share amounts) 12/31/2024 12/31/2025 3/31/2025 3/31/2026 Adjusted Net Income $ 83,839 $ 129,684 $ 27,287 $ 33,152 Weighted Average Shares Outstanding 29,656,416 36,796,342 34,680,719 37,517,833 Earnings Per Share, as reported $ 2.83 $ 3.06 $ 0.30 $ 0.88 Earnings Per Share, as adjusted $ 2.83 $ 3.52 $ 0.79 $ 0.88

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